UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential,  for  use of the Commission only (as permitted by Rule 14a-6
(e)(2))
[X]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  under  Rule  14a-12

                        ORBIT  INTERNATIONAL  CORP.
                        ---------------------------
        (Name  of  Registrant  as  Specified  In  Its  Charter)

                                    SAME
                    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  previously  paid  with  the  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

     ORBIT INTERNATIONAL CORP.
     80  CABOT  COURT
     HAUPPAUGE,  NEW  YORK  11788


     NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS


To  the  Stockholders  of  Orbit  International  Corp.:

     The Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, at 10:00 a.m., Eastern Daylight Savings Time, on June 23, 2006, for the following purposes:

1.     To  elect  the  Board  of  Directors  for  the  ensuing  year.

2. To consider and act upon a proposal to adopt the Company's 2006 Employee Stock Incentive Plan.

3. To ratify the appointment of Goldstein Golub Kessler LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2006.

4.     To  transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 15, 2006, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court, Hauppauge, New York 11788.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


MARK  TUBLISKY
Secretary
Hauppauge,  New  York
May  17,  2006








                            ORBIT INTERNATIONAL CORP.
                                 80 CABOT COURT
                            HAUPPAUGE, NEW YORK 11788

                                 (631) 435-8300
                             ______________________

                                 PROXY STATEMENT
                             ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 23, 2006, at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, and any adjournment thereof. This proxy material is being mailed to stockholders commencing on or about May 17, 2006.

                           VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One-third of the outstanding shares of Common Stock, par value $.10 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not affect the outcome of the election of directors or the ratification of the appointment of the independent auditors. With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the ratification of the appointment of Goldstein Golub Kessler LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     At the close of business on May 15, 2006, there were 4,583,071 shares of Common Stock outstanding and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 15, 2006, are entitled to notice of, and to vote at, the Annual Meeting.



REVOCABILITY OF PROXY

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

NO  DISSENTER'S  RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 2 or 3.

     PROPOSAL  1

     ELECTION  OF  DIRECTORS

     The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The maximum number of directors is currently fixed at seven, and the number of directors is currently seven. The Company has nominated seven persons consisting of Dennis Sunshine, Bruce Reissman, Mitchell Binder, Arthur Rhein, Bernard Karcinell, Lee Feinberg and H. William Coogan, Jr., each a current Director, for re-election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, "Security Ownership of Certain Beneficial Owners and Management," for information pertaining to stock ownership by the nominees and executive officers of the Company.





Name of Nominee          Age  Position
-----------------------  ---  --------------------------------------------------

Dennis Sunshine           59  President, Chief Executive Officer and Director

Bruce Reissman            56  Executive Vice President, Chief Operating
                              Officer and Director

Mitchell Binder           50  Vice President-Finance, Chief Financial Officer
                              and Director

Richard A. Hetherington   51  President and Chief Operating Officer of Tulip
                              Development Laboratory, Inc.

Mark Tublisky             68  Secretary and President, Behlman Electronics, Inc.

David Goldman             36  Treasurer and Controller

Arthur Rhein              60  Director

Bernard Karcinell         67  Director

Lee Feinberg              59  Director

H. William Coogan, Jr.    52  Director



BIOGRAPHICAL  INFORMATION

     Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995 and a director of the Company since 1988. Mr. Sunshine has held various positions with the Company since 1976, including Secretary and Vice President of Operations from April 1988 to March 1995 and Director of Operations from June 1983 to April 1988.

     Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to February 1995 and Director of Sales and Marketing from 1976 to April 1988.

     Mitchell Binder has been Vice President-Finance of the Company since 1986 and its Chief Financial Officer since 1983. He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995.

Richard A. Hetherington has been President and Chief Operating Officer of Tulip Development Laboratory, Inc. and TDL Manufacturing, Inc. since their acquisition by the Company on April 4, 2005. Prior thereto, he had been Chief Executive Officer of Tulip since 1988.

Mark Tublisky has been Secretary of the Company since March 2003 and has been President of Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr. Tublisky held various positions at Astrosystems, Inc. from 1969 to 1996, including General Manager of its Automatic Test Division and then as General Manager of the Behlman Division.

David Goldman has been Treasurer of the Company since June 2004 and Controller since April 2003. Prior thereto, he was Assistant Controller of Frequency
Electronics, Inc., a commercial and defense electronics supplier, from April 1999 until April 2003 and Accounting Supervisor from May 1995 to April 1999.

     Arthur Rhein has been a director of the Company since August 2004. Mr. Rhein is the Chairman of the Board, President and Chief Executive Officer of Agilysys, Inc., a distributor and premier reseller of enterprise computer technology solutions. Mr. Rhein also serves on the Board of Directors of Kichler Lighting and Magirus and serves on the Executive Committee of the Global Technology Distribution Council.

     Bernard Karcinell has been a Director of the Company since 2000. Mr. Karcinell is a practicing certified public accountant licensed in Florida since 1989. He also acts as a financial advisor to several individuals and corporations. Prior thereto, he was a Partner at KPMG LLP and former President and CEO of Designcraft Jewel Industries and CCR Video Corp.

     Lee Feinberg has been a Director of the Company since February 2004. Mr. Feinberg is currently a Managing Director of UBS Financial Services Inc. and has functional responsibility as the Head of Corporate Employee Financial Services. Mr. Feinberg has been with UBS Financial Services, formerly PaineWebber, since 1987.

H. William Coogan, Jr. has been a director of the Company since April 2006. Mr. Coogan is currently the Chairman of the Board, President and Chief Executive Officer of Firstmark Corp., a manufacturer and seller of components and subassemblies for the aerospace marketplace. Mr. Coogan has been with Firstmark Corp. since December 2002. Prior thereto, he was the Co-Chief Operating Officer of Rothschild North America's merger and acquisition department.

There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law. The Company's executive officers serve in such capacity at the pleasure of the Board.

STOCKHOLDER  VOTE  REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.

INFORMATION  ABOUT  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES  OF  THE  BOARD

     The Board of Directors (the "Board") held five (5) meetings and conducted other business by unanimous written consent during the fiscal year ended December 31, 2005. All directors attended at least 75% of the meetings held by the Board and by all committees of the Board with the exception of Arthur Rhein and Lee Feinberg. Pursuant to the terms of the Company's acquisition of Tulip Development Laboratory, Inc. ("Tulip"), Richard A. Hetherington, Tulip's President and Chief Operating Officer, is entitled to attend all Board of Directors meetings.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 80 Cabot Court, Hauppauge, New York 11788,
Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

     The Board has established an audit committee, nominating and corporate governance committee, compensation committee and a stock option committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board.

Audit  Committee

     The Audit Committee of the Board currently consists of Bernard Karcinell, Lee Feinberg and Arthur Rhein, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. It is expected that H. William Coogan Jr. will also be appointed to the Audit Committee. The Board has determined that Bernard Karcinell is an "audit committee financial expert" as defined by the laws of the Securities and Exchange Commission ("SEC"). The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2005. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls and internal auditing. This includes an assessment of internal controls within the Company and its subsidiaries based upon the activities of the Company's internal auditing staffs, as well as an evaluation of the performance of those staffs. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to the rules mandated by the SEC and the Nasdaq listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee. A current copy of the Company's Audit Committee Charter accompanies this proxy statement as Appendix A hereto.

Nominating  and  Corporate  Governance  Committee

The Nominating and Corporate Governance Committee was formed in March 2003, held one (1) meeting during the fiscal year ended December 31, 2005 and currently consists of Lee Feinberg, Bernard Karcinell and Arthur Rhein, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. It is expected that H. William Coogan Jr. will be appointed to this Committee. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A current copy of the Nominating and Corporate Governance Committee's charter accompanies the Company's proxy statement filed on April 28, 2004 as Appendix A thereto.

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     -     Broad experience; diversity,
     -     Wisdom and integrity,
     -     Judgment and skill,
     -     Understanding of the Company's business environment,
     - Experience with businesses and other organizations of comparable size,
     -     Ability to make independent analytical inquiries,
     - The interplay of the candidate's experience with the experience of other Board members,
     - The extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and
     -     Willingness  to  devote  adequate  time  to  the  Board.

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as a director, must accompany any stockholder recommendation. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation  Committee

     The Compensation Committee of the Board currently consists of Arthur Rhein and Bernard Karcinell, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. It is expected that H. William Coogan will be appointed to this Committee. The Compensation Committee held two (2) meetings during the fiscal year ended December 31, 2005. The Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. The Compensation Committee also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group.

Stock  Option  Committee

     All activities of the Stock Option Committee for the year ended December 31, 2005 were performed by the Compensation Committee.

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Each member of the committee is an independent director as determined by our Board of Directors and pursuant to Nasdaq Corporate Governance Rules. In addition, the Board of Directors has determined that Bernard Karcinell is an "audit committee financial expert," as defined by SEC rules.

     The Audit Committee reviewed with Goldstein Golub Kessler LLP ("GGK"), who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and any other matters that we are required to discuss under generally accepted auditing standards. In addition, the Audit Committee discussed GGK's independence from management and the Company including matters set forth in the written disclosures required by Independence Standards Board Standard No. 1 and matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with the Audit Committee.

     The Audit Committee discussed with GGK the overall scope and plans of their audit. The Audit Committee also discussed with GGK, without management present, the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

AUDIT COMMITTEE
Bernard Karcinell
Lee Feinberg
Arthur Rhein

     EXECUTIVE  COMPENSATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth, with respect to the Company's fiscal years ended December 31, 2005, 2004 and 2003, all compensation earned by each person who is required to be listed pursuant to Item 402(a)(2) of Regulation S-B.




                               ANNUAL COMPENSATION                             LONG TERM COMPENSATION
                               -----------------------------                   -----------------------

NAME AND                                                    OTHER                                     SECURITIES    ALL OTHER
PRINCIPAL POSITION                                          ANNUAL             RESTRICTED STOCK       UNDERLYING   COMPENSATION
                               YEAR  SALARY ($)   BONUS ($) COMPENSATION($)(2) AWARDS ($)             OPTIONS (#)  ($)(4)
                               ----  -----------  --------- -----------------  ----------------     ------------   ---------
Dennis Sunshine                2005     399,000    117,000     46,121                -                    -           37,163
-----------------------------  ----  ----------  ---------  -----------------   ---------           -----------   ----------
President and Chief            2004     382,000    112,000     35,459           499,000(3)             31,250         32,618
-----------------------------  ----  ----------  ---------  -----------------   ---------           -----------   ----------
Executive Officer              2003     376,000    103,000     31,160                -                 31,250          9,930
-----------------------------  ----  ----------  ---------  ------------------  --------            -----------   ----------


Bruce Reissman                 2005     389,000    116,000     28,073               -                     -          10,788
-----------------------------  ----  -----------------------  ---------  -----------------          -----------   ---------
Executive Vice President,      2004     368,000    112,000     26,772          499,000(3)               31,250       10,650
-----------------------------  ----  -----------------------  --------  ------------------          -----------  ----------
Chief Operating Officer        2003     341,000    101,000     18,528               -                   31,250        8,610
-----------------------------  ----  -----------------------  ---------  -----------------          -----------  ----------


Mitchell Binder                2005     300,000   66,000        18,081               -                    -           8,650
-----------------------------  ----  -----------------------  ---------  -----------------           ----------   ---------
Vice President-Finance         2004     287,000   78,000        18,056          499,000(3)              31,250        8,450
-----------------------------  ----  -----------------------  ---------  -----------------           ---------    ---------
and Chief Financial Officer    2003     283,000   73,000        16,075               -                  31,250        5,460
-----------------------------  ----  -----------------------  ---------  -----------------           ---------    ---------


Mark Tublisky                  2005     168,000   35,000          *                  -                    -          2,563
-----------------------------  ----  -----------------------  ---------  ------------------           --------   ---------
Secretary (President,          2004     160,000   17,000          *                  -                    -          3,260
-----------------------------  ----  -----------------------  ---------  ------------------           --------   ---------
Behlman Electronics, Inc.)     2003     161,000   15,000          *                  -                  23,750       2,641
-----------------------------  ----  -----------------------  ---------  ------------------           --------   ---------


Richard Hetherington (1)       2005     263,000     -             *                  -                    -          1,154
-----------------------------  ----  -----------------------  ---------  ------------------            -------   ---------
President, Tulip               2004         -       -             *                  -                    -            -
-----------------------------  ----  -----------------------  ---------  ------------------            -------  ---------
Development Laboratory, Inc.   2003         -       -             *                  -                    -            -
-----------------------------  ----  -----------------------  ---------  ------------------            -------   ---------



*      Does  not  exceed  $10,000.
(1) Mr. Hetherington's employment commenced on April 4, 2005, the date the acquisition of Tulip Development Laboratory, Inc. was completed.

(2) Other Annual Compensation represents prerequisites and other personal benefits to the named executive officers. Amounts totaling less than $10,000 have been omitted from the table above. Amounts reported in this column, which represent at least 25% of the total amount reported for each year, include the following: for Mr. Sunshine in 2005, 2004 and 2003-automobile expenses of $29,244, $26,028 and $26,160, respectively; for Mr. Reissman in 2005, 2004 and
2003-automobile expenses of $16,529, $15,228 and $15,228, respectively; and for Mr. Binder in 2005, 2004 and 2003-automobile expenses of $10,260, $10,235 and $11,275, respectively.

(3) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of common stock of the Company, valued at $5.32 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the Stock Escrow Agreement), as follows: (i) 28,125 shares at October 13, 2007 and (ii) 9,375 shares each year for the years October 13, 2008 through October 13, 2014.

(4) The following table includes: (a) matching contribution made by the Company pursuant to the Company's 401(k) plan, and (b) premium payments for life insurance.



                             (A)               (B)
                             PLAN              INSURANCE
                    YEAR     CONTRIBUTIONS     PREMIUMS     TOTAL
                    ----     -------------     --------     -----

Mr.  Sunshine       2005       4,097            33,066      37,163
                    2004       4,000            28,618      32,618
                    2003       4,000             5,930       9,930

Mr.  Reissman       2005       4,138             6,650      10,788
                    2004       4,000             6,650      10,650
                    2003       4,000             4,610       8,610

Mr.  Binder         2005       4,200             4,450       8,650
                    2004       4,000             4,450       8,450
                    2003       4,000             1,460       5,460

Mr.  Tublisky       2005       2,563               -         2,563
                    2004       3,260               -         3,260
                    2003       2,461               -         2,461

Mr. Hetherington    2005       1,154               -         1,154
                    2004          -                -             -
                    2003          -                -             -


                        OPTION GRANTS IN LAST FISCAL YEAR
     None.


  AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND
                          FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the number of shares acquired on exercise of stock options, the value realized upon exercise and the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2005 by the Named Executive Officers.




                                                                             VALUE OF
                                              NUMBER OF SECURITIES           UNEXERCISED
                 NUMBER OF                    UNDERLYING UNEXERCISED         IN-THE-MONEY
                 SHARES ACQUIRED  VALUE       OPTIONS AT FISCAL              OPTIONS AT FISCAL
                 ON EXERCISE(#)   REALIZED($) YEAR END (#)                   YEAR END $ (1)
                 ---------------  ----------- -----------                    ------------------
NAME                                          EXERCISABLE   UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
---------------                               -----------   -------------   ----------        -------------
Dennis Sunshine  114,583          801,357        132,813         -          1,252,428                -
---------------  -------------  -------------  ---------  -----------     ----------         -------------
Bruce Reissman   108,333          756,470        129,063         -          1,209,716                -
---------------  ------------   -------------  ---------  -----------      -----------       ------------
Mitchell Binder   85,936          639,446        253,695         -          2,496,461                -
---------------  ------------   -------------  -----------  -----------     ----------       -------------
Mark Tublisky     46,249          302,102          8,438         -             67,082                 -
---------------  ------------   -------------  ----------  -----------      ----------       -------------

 (1) The closing price for the common stock of the Company on December 31, 2005 was $12.46


                 LONG-TERM INCENTIVE PLAN ("LTIP") AWARDS TABLE

     None.

     EMPLOYMENT  AGREEMENTS

     Dennis Sunshine entered into an amended and restated employment agreement with the Company which commenced in February 1999 and was last amended in February 2004 (the "Sunshine Employment Agreement"). Under the terms of the Sunshine Employment Agreement, Mr. Sunshine is entitled to receive an annual base salary of $342,600 (subject to an annual cost of living adjustment) and a bonus equal to 3.2% of the Company's pre-tax earnings between $500,000 and $1,000,000; 4% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 4.8% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 6% of the Company's pre-tax earnings in excess of $3,000,001. The Sunshine Employment Agreement provides that the employment of Mr. Sunshine may be terminated by the Company for "cause." "Cause" is defined as (i) willful and repeated failure by Mr. Sunshine to perform his duties under the Sunshine Employment Agreement, which failure is not remedied within 30 days after written notice from the Company; (ii) conviction of Mr. Sunshine for a felony; (iii) Mr. Sunshine's dishonesty or willfully engaging in conduct that is demonstrably and materially injurious to the Company or (iv) willful violation by Mr. Sunshine of any provision of the Sunshine Employment Agreement which violation is not remedied within 30 days after written notice from the Company. The Sunshine Employment Agreement may also be terminated by the Company on not less than three years' prior notice and contains a provision prohibiting Mr. Sunshine from competing with the Company for a one year period following termination of his employment.

     Bruce Reissman entered into an amended and restated employment agreement with the Company which commenced in February 1999 and was last amended in February 2004 (the "Reissman Employment Agreement"). Under the terms of the
Reissman Employment Agreement, Mr. Reissman is entitled to receive an annual base salary of $309,500 (subject to an annual cost of living adjustment) and a bonus equal to 3.2% of the Company's pre-tax earnings between $500,000 and $1,000,000; 4% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 4.8% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 6% of the Company's pre-tax earnings in excess of $3,000,001. The Reissman Employment Agreement provides that the employment of Mr. Reissman may be terminated by the Company for "cause" (as defined above). The Reissman Employment Agreement may also be terminated by the Company on not less than three years' prior notice.

     Mitchell Binder entered into an amended and restated employment agreement with the Company (the "Binder Employment Agreement") which commenced in February 1999. Under the terms of the Binder Employment Agreement, Mr. Binder is entitled to receive an annual base salary of $257,500 (subject to an annual cost of living adjustment) and a bonus equal to 1.6% of the Company's pre-tax earnings between $500,000 and $1,000,000; 2% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 2.4% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 3% of the Company's pre-tax earnings in excess of $3,000,001. The Binder Employment Agreement provides that the employment of Mr. Binder may be terminated by the Company for "cause" (as defined above). The Binder Employment Agreement may also be terminated by the Company on not less than three years' prior notice.

Mark Tublisky entered into an employment agreement with Behlman Electronics, Inc. ("Behlman"), a subsidiary of the Company ("Tublisky Employment Agreement"), in April 1996 that was amended in April 2002 for a period of three years. Under the terms of the Tublisky Employment Agreement, Mr. Tublisky is currently entitled to a base salary of $149,000 (subject to an annual cost of living adjustment) and the right to participate in a bonus pool equal to 5% of the pre-tax earnings of Behlman. The Tublisky Employment Agreement provides that the employment of Mr. Tublisky may be terminated for "cause", defined as (i) fraud, dishonesty or similar malfeasance; (ii) refusal to comply with the Company's reasonable directions and/or failure to perform any of the material terms of the Tublisky Employment Agreement; and (iii) alcohol or drug abuse.

Each of the Sunshine Employment Agreement, the Reissman Employment Agreement and the Binder Employment Agreement (the "Employment Agreements") provide that the employee is entitled to receive benefits offered to the Company's employees generally. The Employment Agreements also provide for termination by the employee on not less than six months' prior notice or upon a "change of control" (as defined in the Employment Agreements). If the employee terminates his employment in connection with a change in control of the Company, then the employee shall be entitled to receive, as termination pay, the maximum amount that can be paid without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended.

     On April 4, 2005, Richard A. Hetherington entered into a three-year employment contract with Tulip Development Laboratory, Inc. ("Tulip") as President and Chief Operating Officer of Tulip and TDL Manufacturing, Inc. Mr. Hetherington has the option to extend the employment agreement for an additional two-year period on the same terms or become a consultant for up to 40 hours per week. Mr. Hetherington will be employed at Tulip's offices in Quakertown, Pennsylvania. Mr. Hetherington is being compensated at the rate of $350,000 per annum subject to cost of living increases. He will also participate in a bonus pool of Tulip workers. The agreement is terminable for cause (as defined). However, if Tulip terminates Mr. Hetherington's employment other than for cause and Mr. Hetherington resigns for good reason (as defined) he shall be entitled to severance equal to his base salary for the immediate prior year plus bonuses for such year. Mr. Hetherington agreed not to compete with Tulip during the term of his agreement.





                            COMPENSATION OF DIRECTORS

     Directors of the Company who are not employed by the Company receive directors fees of $2,000 per quarter. Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, non-employee Directors are entitled to receive annual grants of options to purchase 1,250 shares of Common Stock.
           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Arthur Rhein, Bernard Karcinell and H. William Coogan, Jr., each of whom is a non-employee member of the Company's Board of Directors, who was never employed by the Company and has no interlocks with any other Company.

                  COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, other than compensation awarded pursuant to the Company's Plans (defined below) which is administered by the Stock Option Committee of the Board of Directors. Messrs. Rhein, Karcinell and Coogan comprise the Compensation Committee.

     The Stock Option Committee is responsible for granting and setting the terms of stock options under the Company's 1995 Stock Option Plan for Non-Employee Directors, 1995 Employee Stock Option Plan, 2000 Employee Stock Option Plan and 2003 Employee Stock Incentive Plan (collectively, the "Plans"). The responsibilities of the Stock Option Committee are performed by the Compensation Committee.

GENERAL  POLICIES  REGARDING  COMPENSATION  OF  EXECUTIVE  OFFICERS

     The Company's executive compensation policies are intended (1) to attract and retain high quality managerial and executive talent and to motivate these individuals to maximize shareholder returns, (2) to afford appropriate incentives for executives to produce sustained superior performance, and (3) to reward executives for superior individual contributions to the achievement of the Company's business objectives. The Company's compensation structure consists of base salary, annual cash bonuses, stock options and restricted stock awards. Together these components link each executive's compensation directly to individual and Company performance.

     Salary. Base salary levels reflect individual positions, responsibilities, experience, leadership, and potential contribution to the success of the Company. Actual salaries vary based on the Compensation Committee's subject assessment of the individual executive's performance and the Company's performance.

     Bonuses. Executive officers are eligible to receive cash bonuses based on a percentage of net income as defined in their respective employment contracts and the Compensation Committee's subject assessment of the respective executive's individual performance and the performance of the Company. In its evaluation of executive officers and the determination of incentive bonuses, the Compensation Committee does not assign quantitative relative weights to different factors and follow mathematical formula. Rather, the Compensation Committee makes its determination in each case after considering the factors it deems relevant, which may include a discretionary bonus during a year of excellent financial performance or consequences for performance that is below expectations.

Stock Options and Restricted Shares. Stock options and restricted shares, which are granted at the fair market value of the Common Stock on the date of grant, are currently the Company's sole long term compensation vehicle. The stock options and restricted shares are intended to provide employees with sufficient incentive to manage from the perspective of an owner with an equity stake in the business.

     In determining the size of individual options grants or restricted share awards, the Compensation Committee considers the aggregate number of shares available for grant, the number of individuals to be considered for an award and the range of potential compensation levels that the option awards may yield. The number and timing of stock option grants and/or restricted share awards to executive officers are decided by the Stock Option Committee based on its subjective assessment of the performance of each grantee. In determining the size and timing of such awards, the Compensation Committee weighs any factors it considers relevant and gives such factors the relative weight it considers appropriate under the circumstances then prevailing. While an ancillary goal of the Compensation Committee in awarding stock options is to increase the stock ownership of the Company's management, the Compensation Committee does not, when determining the amount of stock options to award, consider the amount of stock already owned by an officer. The Committee believes that to do so could have the effect of inappropriately or inequitably penalizing or rewarding executives based upon their personal decisions as to stock ownership and option exercises.

     In 1993, the Internal Revenue Code was amended to limit the deductibility of compensation paid to certain executives in excess of $1 million. Compensation not subject to the limitation includes certain compensation payable solely because an executive attains performance goals ("performance-based compensation"). Stock options granted under the 1995 Employee Stock Option Plan did not qualify as performance-based compensation. The Company's compensation deduction for a particular executive's total compensation, including compensation realized from the exercise of stock options, will be limited to $1 million. The Compensation Committee believes that the compensation paid by the Company in fiscal 2004 will not result in any material loss of tax deductions for the Company.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

     Mr. Sunshine's base salary and bonus for the fiscal year ended December 31, 2005 was determined by the terms of the Sunshine Employment Agreement which was entered into in February 1999 and is described elsewhere in this proxy statement. The Compensation Committee believes that Mr. Sunshine's base salary level and bonus formula as set forth in the Sunshine Employment Agreement fairly reflects the outstanding contributions Mr. Sunshine has made to the Company's market and financial position, as well as Mr. Sunshine's commitment to the continued success of the Company. During 2004, the Compensation Committee awarded Mr. Sunshine (as well as each of the two other senior executives) a restricted stock award of 93,750 shares that vest over a ten (10) year period. During 2004, Mr. Sunshine identified and actively negotiated an opportunity for the Company to acquire another entity that was consummated in 2005 which had a positive impact on revenue and profitability in 2005 as well as a significant increase to the Company's market capitalization. In addition, Mr. Sunshine actively sought new strategic markets for many of the Company's existing and new products that also resulted in a significant increase in revenues and profitability for 2005. These accomplishments led the Company to be recognized in both the Fortune Small Business and Forbes magazine lists of fastest growing small companies in the United States. Mr. Sunshine continues to seek expansion opportunities and continues to explore other opportunities that could enhance shareholder value.

COMPENSATION  COMMITTEE
Arthur Rhein
Bernard Karcinell



                                PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Nasdaq Stock Market-U.S. Index and a peer group of comparable companies (the "Peer Group") selected by the Company over the same period (assuming the investment of $100 in the Common Stock, the Nasdaq Stock Market-U.S. and the Peer Group on December 31, 1999, and the reinvestment of all dividends).


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                      AMONG ORBIT INTERNATIONAL, THE NASDAQ
                     STOCK MARKET-US INDEX AND A PEER GROUP
     (in  dollars)

               Orbit
               International       Peer
               Corp.               Group                  NASDAQ

12/00               100.00         100.00                100.00
12/01               480.89          79.31                 79.08
12/02               831.96          49.33                 55.95
12/03             1,714.21          65.99                 83.35
12/04             2,575.88          86.07                 90.64
12/05             3,559.84          93.94                 92.73


     * The Peer Group is comprised of seven companies in the defense electronics industry - Aeroflex Inc., Megadata Corp., La Barge, Inc., Miltope Group Inc., DRS Technologies, Inc., Esterline Technologies Corp., and Espey Manufacturing and Electronics Corp. Such companies were chosen for the Peer Group because they have similar market capitalizations to the Company and because they represent the line of business in which the Company is engaged. Each of the Peer Group issuers is weighted according to its respective market capitalization.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is stock ownership information as of April 14, 2006, as to each person who owns, or is known by the Company to own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), more than 5% of the Company's 4,583,071 shares of Common Stock issued and outstanding as of April 14, 2006, and the number of shares of Common Stock owned by its directors, by all persons named in the Summary Compensation Table and by all officers and directors as a group.


NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)  PERCENT OF CLASS
----------------------------        -----------------------  -----------------

Dennis Sunshine (2)                       372,813(3)            7.91%

Bruce Reissman (2)                        491,101(4)           10.42%

Mitchell Binder (2)                       355,463(5)            7.35%

Richard Hetherington (2)                  122,647(6)            2.68%

Mark Tublisky (2)                           8,538(7)             *

Bernard Karcinell (2)                       6,664(8)             *

Arthur Rhein (2)                            3,854(9)             *

Lee Feinberg (2)                            5,104(10)            *

H. William Coogan, Jr. (2)                  2,604(11)            *

David Goldman (2)                           3,000(12)            *

Al Frank Asset Management, Inc.           586,002(13)           12.79%
32392 Coast Highway
Laguna Beach, CA 32651

Babson Capital Management LLC             310,700(14)            6.78%
470 Atlantic Avenue
Boston, MA 02210-2208

All officers and directors as a group   1,371,788               26.75%
(10 persons) (2)(3) (4) (5) (6) (7) (8) (9) (10)(11)(12)
_____________________

*  Less than one percent.

                                      -17-

(1) Except as otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such person. Includes any securities that such person has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(2) The address of this person is c/o the Company, 80 Cabot Court, Hauppauge, NY 11788.

(3) Includes 144,415 shares held by Mr. Sunshine's wife, Francine Sunshine, and 1,563 shares held in her IRA. Also includes options to purchase 132,813 shares of Common Stock and 93,750 restricted shares subject to forfeiture.

(4) Includes options to purchase 129,063 shares of Common Stock and 97,916 restricted shares subject to forfeiture.

(5) Includes options to purchase 253,309 shares of Common Stock and 93,750 restricted shares subject to forfeiture.

(6)     Includes  78,845  shares  held  by  Mr.  Hetherington's  wife.

(7)     Includes  options  to  purchase  8,438  shares  of  Common  Stock.

(8)     Includes  options  to  purchase  6,664  shares  of  Common  Stock.

(9)     Includes  options  to  purchase  3,854  shares  of  Common  Stock.

(10)     Includes  options  to  purchase  5,104  shares  of  Common  Stock.

(11)     Includes  options  to  purchase  2,604  shares  of  Common  Stock.

(12)     Includes  options  to  purchase  3,000  shares  of  Common  Stock.

(13) The shares listed in the above stockholders table are limited to those shares set forth in the Schedule 13D filed by Al Frank Asset
Management,  Inc.  with  the  SEC  on  February  14,  2006.

(14) The shares listed in the above stockholders table are limited to those shares set forth in the Schedule 13D filed by Babson Capital Management LLC. with the SEC on February 2, 2006.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 4, 2005, Tulip Development Laboratory, Inc. and TDL Manufacturing, Inc. entered into a five-year Triple Net Lease for their facilities at 1765 Walnut Lane, Quakertown, Pennsylvania. The landlord is Rudy's Thermo-Nuclear Devices, a Pennsylvania Limited Partnership whose general partner is an entity controlled by Richard A. Hetherington, President and Chief Operating Officer of Tulip. The net rent is $9,100 per month, or $109,200 for the first year increasing to $10,044, or $120,528 in the last year, with the tenant responsible for all costs, expenses and obligations of every kind. The tenant has an option to extend for an additional five-year term at increasing rents.

See  sections  entitled  "Executive  Compensation",  "Employment Agreements" and
"Compensation Committee Report to Stockholders" with respect to related transactions between executive officers and the Company.

                                   PROPOSAL 2

     2006  EMPLOYEE  STOCK  INCENTIVE  PLAN

     APPROVAL  OF  THE  2003  EMPLOYEE  STOCK  INCENTIVE  PLAN

     The Company's Board of Directors has unanimously recommended, and at the Annual Meeting the stockholders will be asked to approve, the adoption of the Orbit International Corp. 2006 Employee Stock Incentive Plan (the "2003 Plan"). A description of the 2006 Plan appears below, and a copy of the 2006 Plan is attached to this Proxy as Appendix B.

     The 1995 Plan. The 1995 Employee Stock Option Plan (the "1995 Plan") was approved by the Shareholders at the 1996 Annual Meeting. A total of 781,250 shares of Common Stock were authorized and reserved for issuance under the 1995 Plan. As of April 18, 2006, all but 4,515 of the options to purchase such shares have been granted but these remaining options may no longer be granted under the terms of the Plan.

The 2000 Plan. The 2000 Employee Stock Option Plan (the "2000 Plan") was approved by the Shareholders at the 2000 Annual Meeting. A total of 312,500 shares of Common Stock were authorized and have been reserved for issuance under the 2000 Plan. As of April 18, 2006, all but 1,559 of the options to purchase such shares have been granted.

 The 2003 Plan. The 2003 Employee Stock Incentive Plan (the "2003 Plan") was approved by the Shareholders at the 2003 Annual Meeting. A total of 546,875 shares of Common Stock were authorized and have been reserved for issuance under the 2003 Plan. As of April 18, 2006, all but 3,124 of such shares have been granted.

     The 2006 Plan. The purpose of the 2006 Plan is to afford an incentive to employees, corporate officers and other key persons to acquire a proprietary interest in the Company and to attract and retain key personnel. A total of 250,000 shares of Common Stock are authorized and have been reserved for issuance under the 2006 Plan. The 2006 Plan does not replace the Company's 1995, 2000 or 2003 Plan. Since almost all of the options to purchase the authorized shares under the 1995, 2000 and 2003 Plans have been granted, the 2006 Plan will operate to authorize and reserve additional shares of common stock for the grant of options on the same terms as under the previous plans. The 2006 Plan provides for the granting of both non-qualified stock options and "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. In addition, the 2006 Plan calls for the granting of stock appreciation rights ("SAR's") and restricted stock awards. (The SAR's and options are collectively referred to as "awards.") Incentive stock options may be granted to individuals who, at the time of grant, are employees of the Company or any of its subsidiaries. Non-qualified stock options may be granted to directors who are also employees, officers, consultants, agents or independent contractors of the Company or any of its subsidiaries. Under the 2006 Plan, no options may be granted after April 18, 2016.

     The 2006 Plan is administered by the Stock Option Committee. Subject to the terms of the 2006 Plan, the Stock Option Committee has full and final authority to (a) determine the persons to be granted awards, (b) determine the number of shares subject to each award, the consideration received for the grant of each award, and whether or not options shall be incentive stock options or non-qualified stock options, (c) determine the exercise price per share of the options (which, in the case of incentive stock options, may not be less per share than 100%, and in the case of incentive stock options granted to 10% stockholders, may not be less per share than 110%, of the fair market value per share of the Common Stock on the date the option is granted), (d) determine the time or times when each option shall be granted and become exercisable and (e) make all other determinations under the 2006 Plan. In determining persons who are to receive awards and the number of shares to be covered by each award, the Stock Option Committee will consider the person's position, responsibilities, service, accomplishments, present and future value to the Company, the anticipated length of his or her future service, and other relevant factors. Members of the Stock Option Committee are not eligible to receive awards under the 2006 Plan.

     An optionee whose relationship with the Company or any related corporation ceases for any reason (other than termination for cause, death or total disability, as such terms are defined in the 2006 Plan) may exercise options in the three-month period following such cessation (unless such options terminate or expire sooner by their terms). Upon termination for cause, options expire immediately, and upon the death or total disability of an optionee during the term of employment or within a three-month period from termination (other than for cause), options may be exercised by a legatee or legatees of such optionee under such individual's last will and testament or by his or her personal representatives or distributees, at any time within 12 months (or, in the case of incentive stock options, three months) after his or her death or total disability (unless such options terminate or expire sooner by their terms). Unexercised options granted under the 2006 Plan shall terminate upon a merger, reorganization or liquidation of the Company; however, immediately prior to such a transaction, optionees may exercise such options without regard to whether the vesting requirements have been satisfied.

     It is estimated that 130 individuals are currently eligible to participate in the 2006 Plan, of which there are 6 corporate officers. The closing price of our common stock on the Nasdaq SmallCap Market on April 18, 2006, was $9.37 per share.

     The following table sets forth the number of options to be granted under the 2006 Plan, assuming stockholder approval, to the Chief Executive Officer and the Company's four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for the fiscal ended December 31, 2005:

                                NEW PLAN BENEFITS
                       2006 EMPLOYEE STOCK INCENTIVE PLAN

                                  Number of Shares
       Name and Position          Dollar Value          Underlying Options
       -----------------          ------------          ------------------
Dennis Sunshine, President & CEO          $0                    0

Bruce Reissman, Executive
Vice President & Chief Operating
Officer                                   $0                    0

Mitchell Binder, Vice
President-Finance & Chief Financial
Officer                                   $0                    0

Mark Tublisky, Secretary
(and President of
 Behlman Electronics, Inc.)               $0                    0

Richard Hetherington
 (President of Tulip
 Development Laboratory, Inc.)            $0                    0

Other Executive Officers as a Group       $0                    0

Non-Executive Employees as a Group        $0                    0

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE 2006 PLAN UNDER CURRENT LAW

     The Company has been advised by counsel that in general, under the Internal Revenue Code, as presently in effect a participant will not be deemed to recognize any income for Federal Income Tax purposes at the time an award is granted or made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:

1. In the case of an exercise of a stock option other than an incentive stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price.

2. In the case of an exercise of an SAR, the participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.

3. In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the participant will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable as ordinary income until the year in which the participant's interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the participant may elect to recognize income when the stock is received, rather than when the interest in the stock is received, the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the participant makes this election, the amount taxed to the participant as ordinary income is determined as of the date of receipt of the restricted stock.

4. In the case of incentive stock options, there is generally no tax liability at time of exercise. However, the excess of the fair market value of the stock on the exercise date of over the option price is included in the participant's income for purposes of the alternative minimum tax. If no disposition of the incentive stock option stock is made before the later of one year from the date of exercise and two years from the date of grant, the participant will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price, if the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the option price, and the balance of any gain or any loss will be treated as capital gain or loss. In order for incentive stock options to be treated as described above, the participant must remain employed by the Company (or a subsidiary in which the Company holds at least 50 percent of the voting power) from the incentive stock option grant date until three months before the incentive stock option is exercised. The three-month period is extended to one year if the participant's employment terminates on account of disability. If the participant does not meet the employment requirement, the option will be treated for federal income tax purposes as an option as described in paragraph 5 below. A participant who exercises an incentive stock option might also be subject to an alternative minimum tax.

5. Upon the exercise of a stock option other than an incentive stock option, the exercise of a SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by a participant. The Company will not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above. When a cash payment is made pursuant to the award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount.

6. Pursuant to section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company's chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options and stock appreciation rights granted under the 2003 Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit. The 2003 Plan also authorizes the grant of long-term performance incentive awards utilizing the performance criteria set forth in the 2003 Plan that may likewise be treated as qualified performance-based awards.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2006 EMPLOYEE STOCK INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 3

                             INDEPENDENT ACCOUNTANTS

RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board, upon the recommendation of the Audit Committee, has appointed Goldstein Golub Kessler LLP ("GGK") as independent accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending December 31, 2005.

     Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leased auditing staff who are full-time, permanent employees of TBS and through which its partners provided non-audit services. Subsequent to September 30, 2005, this relationship ceased and GGK established a similar relationship with RSM McGladrey, Inc. ("RSM"). GGK has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     Representatives of GGK are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

AUDIT  FEES  AND  AUDIT  RELATED  FEES

     In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by GGK for the Company in its fiscal year ended December 31, 2005, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed by the
Company's independent auditors for each of the last two fiscal years are as follows:
                          December  31,  2004          December  31,  2005
                         --------------------          -------------------

Audit  Fees                    $155,000                     $162,000

Audit-related  Fees            $   0                        $115,000

Tax  Fees                      $   0                        $   0

All  Other  Fees               $ 35,000                     $ 29,000

Audit-related fees were for audit and due diligence work related to the acquisition of Tulip and covered the years December 31, 2002 through December 31, 2004.
Other services include tax fees that have been provided by TBS and total $30,000 and $24,000 for the Company's fiscal years ended December 31, 2004 and December 31, 2005, respectively.


AUDIT COMMITTEE PRE-APPROVAL POLICY

     In addition to retaining GGK to audit our consolidated financial statements for the years ended December 31, 2005 and 2004, we retained GGK to provide other auditing and advisory services to us in our 2005 and 2004 fiscal years. We understand the need for GGK to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of GGK, our audit committee has restricted the non-audit services that GGK and its aligned company may provide to us primarily to tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from GGK and/or its aligned company only when the services offered by GGK and its aligned company are more effective or economical than services available from other service providers.

     The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by GGK and any other accounting firms we may retain. Specifically, the audit committee has pre-approved the use of GGK and its aligned company for detailed, specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that we request GGK to undertake to provide assurances of accuracy on matters not required by laws or regulations. In each case, the audit committee has also set a specific annual limit on the amount of such services which we would obtain from GGK, and has required management to report the specific engagements to the committee on a quarterly basis and to obtain specific pre-approval from the audit committee for all engagements.

     THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE AUDITORS FOR THE COMPANY TO BE IN THE
COMPANY'S  BEST  INTEREST  AND  RECOMMENDS  A  VOTE  "FOR"  SUCH  RATIFICATION.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

     STOCKHOLDER  PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless such person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with such person's name, address, the number of shares held by such person and the dates upon which such person acquired such shares with documentary support for a claim of beneficial ownership and a statement that such person intends to continue to hold the shares through the date of the meeting, (c) notifies the Company of such person's intention to appear personally at the meeting or by a qualified representative under Delaware law to present such person's proposal for action, and (d) submits such person's proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than January 18, 2007. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other bases such as the proposal deals with a matter relating to the Company's ordinary business operations.

                    DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     As permitted by applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report. The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788, or by telephone at (631) 435-8300. Stockholders who share an address can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request which should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.
Stockholders who share an address can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.
                                  OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
             OF THE BOARD OF DIRECTORS OF ORBIT INTERNATIONAL CORP.

     The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in its oversight responsibilities. The Audit Committee shall, through regular reports to the Board, (1) monitor the integrity of the Company's financial statements of the Company, (2) monitor the Company's compliance with legal and regulatory requirements, (3) monitor the independence and performance of the Company's internal and independent auditors.

     The Audit Committee shall have the authority to retain any special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may conduct any investigation necessary to fulfilling its responsibilities and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or consultants to, the Committee.

     THE AUDIT COMMITTEE SHALL MEET AT LEAST ONCE EACH FISCAL YEAR AND MORE FREQUENTLY IF CIRCUMSTANCES DICTATE.

     MEMBERSHIP  OF  THE  COMMITTEE

     The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall be comprised of not less than two members of the Board, each of whom shall meet the independence, experience and all other requirements of the Nasdaq National Market. If the Audit Committee shall be comprised of three or more members of the Board, then at least a majority of such committee members must meet the independence requirements as stated in NASD Rule 4310(c)(26)(B).

     RESPONSIBILITIES  AND  DUTIES

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter at least annually and submit the charter to the Board with any recommended changes to the Board for approval.

2. Recommend to the Board the appointment of the independent auditor, evaluate with the Board the performance of the independent auditor, and approve any discharge of any independent auditors when circumstances warrant.

3. Approve the fees and any other significant compensation to be paid to the independent auditor, who is ultimately accountable to the Audit Committee and the Board.

4. Review and discuss with the independent auditor the auditor's independence consistent with Independence Standards Board Standard 1, and, if it so determines, recommend that the full Board take appropriate action to oversee the independence of the auditor.

5. Review the independent auditor's audit plan regarding the planning, scope and staffing of the audit.

6. Review with management, independent auditor, and internal auditors the Company's financial reporting processes and controls, including significant financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review with management, independent auditor, and internal auditors significant financial reporting findings and judgments made during, or in connection with, preparation of the Company's financial statements.

8. Review the Company's annual audited financial statements to be included in the Company's Annual Report on Form 10-K with management and independent auditor prior to filing or distribution. Review shall include any significant issues regarding accounting and auditing principles, practices, and judgments as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

9. Review with management and independent auditor the Company's quarterly financial results prior to the release of earnings and filing and distribution of its Form 10-Q.

10. Review significant recommended changes to the Company's auditing and accounting principles and practices by management, independent auditor, or internal auditors.

11. Obtain from the independent auditor verification that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12. Prepare an annual report to shareholders to be included in the Company's proxy statement as required by the Securities and Exchange Commission

13. Discuss with the independent auditor matters required to be communicated to audit committees in accordance with AICPA SAS 61.

14. Review the organizational structure, plan, and budget of the internal audit department.

15. Review the appointment, performance, and replacement of the senior internal auditing executive.

16. Review the internal auditing committee's significant reports to management and the management's responses.

17. Review with Company counsel any legal matters that may have a significant impact on the Company's financial statements, the Company's compliance with applicable laws, and any significant reports or inquiries received from governmental and regulatory agencies.

 18. Obtain reports from management, the Company's senior internal auditing executive, and the independent auditor that the Company's subsidiary and foreign affiliated entities are in compliance with any applicable legal requirements.

19. Review self-assessment of audit committee performance and report to the Board on significant results of foregoing activities.

20. Meet during annual and separate executive meetings with the independent auditor, senior internal auditing executive, and chief financial officer.

21. Perform any other activities deemed appropriate by the Board and consistent with this Charter, the Company's by-laws, and governing laws.

     The Audit Committee has the responsibilities established in this Charter and is not responsible 1) to plan or conduct audits, 2) to verify that the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles, 3) to resolve disagreements between management, internal auditors, and the independent auditor, or 4) to assure compliance with laws and regulations.

                                   APPENDIX B

          ORBIT INTERNATIONAL CORP. 2006 EMPLOYEE STOCK INCENTIVE PLAN (Approved and adopted by the Board of Directors on April 18, 2006)

                              STATEMENT OF PURPOSE

     The Orbit International Corp. 2006 Employee Stock Incentive Plan is intended to afford an incentive to employees, corporate officers and other key persons employed or retained by ORBIT INTERNATIONAL CORP. and its Subsidiaries and affiliates to acquire a proprietary interest in the Company and to enable the Company and its Subsidiaries and affiliates to attract and retain such persons.

                         DEFINITIONS

For  purposes  of  the Plan, the following terms are defined as set forth below:

a. "10% Holder" shall mean any person who, for purposes of Section 422 of the Code owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any Subsidiary.

b.  "Award"  means a Stock Option, Stock Appreciation Right or Restricted Stock.

c.  "Board"  means  the  Board  of  Directors  of  the  Company.

d.  "Change  of  Control"  has  the  meaning  set  forth  in  Section  4.3.1.

e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

f.  "Committee"  means  the  Committee  referred  to  in  Section  3.1.

g.  "Common Stock" means common stock, par value $.10 per share, of the Company.

h.  "Company"  means  Orbit  International  Corp.,  a  Delaware  corporation.

i. "Covered Employee" means a participant designated prior to the grant of Restricted Stock by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such participant.

j. "Eligible Persons" means the Eligible persons referred to in Section 2 of the Plan.

k. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

l. "Fair Market Value" means, as of any given date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") Over-The-Counter
Bulletin Board (the "OTCBB") or its successor the Bulletin Board Exchange("BBX"); (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and closing bid and asked prices are not furnished by the OTCBB, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Pink Sheets, LLC ("Pink Sheets") or similar organization; and (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the OTCBB, Pink Sheets or a similar organization, the value established in good faith by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Eligible Person.

     Notwithstanding the foregoing, for purposes of granted Non-Qualified Stock Options or Stock Appreciation Rights, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting Incentive Stock Options, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 422.

m. "Incentive Stock Option" means any Stock Option designated as, and intended to qualify as, an "incentive stock option" within the meaning of Section 422 of the Code.

n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

o. "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock.

p. "Plan" means the Orbit International Corp. 2006 Employee Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

q. "Qualified Performance-Based Award" means an Award of Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

r.  "Restricted  Stock"  means  an  Award  granted  under  Section  6.

s. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

t.  "Stock  Appreciation  Right"  means  an  Award  granted  under  Section  5.

u.  "Stock  Option"  means  an  Award  granted  under  Section  4.

v. "Subsidiary" shall have the meaning given to the term "Subsidiary corporation" in Section 424(f) of the Code.

w. "Termination of Employment" means the termination of the participant's employment with the Company and any of its Subsidiaries. A participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be such a Subsidiary, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Employment. If so determined by the Committee, a participant shall be deemed not to have incurred a Termination of Employment if the participant enters into a contract with the Company or a Subsidiary providing for the rendering by the participant of consulting services to the Company or such Subsidiary on terms approved by the Committee; however, Termination of Employment of the participant shall occur when such contract ceases to be in effect.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                              STATEMENT OF THE PLAN

1.     SHARES  SUBJECT  TO  THE  PLAN.

     Subject to the provisions of Section 7, the maximum number of shares of shares which may be issued under the Plan shall be two hundred fifty thousand (250,000) shares of Common Stock, par value $.10 per share, of the Company (the "Shares"). The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Awards granted under the Plan. The Shares subject to the Plan shall be either authorized and unissued shares or treasury shares of Common Stock. If any Award is forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) terminates, expires or lapses for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the unpurchased Shares subject to such Awards shall again be available for distribution under the Plan. No more than 30% of the shares of Common Stock available for grant under the Plan as of the first day of any calendar year in which the Plan is in effect shall be utilized in that fiscal year for the grant of Awards in the form of Restricted Stock.

2.     ELIGIBILITY.

     Awards may be granted only to employees, salaried officers and other key persons employed or retained by the Company or its Subsidiaries ("Eligible Persons"). As used in this Plan, the term "Subsidiaries" shall include Subsidiaries of a Subsidiary. Directors who are not salaried officers or employees of the Company or its Subsidiaries or who are members of the Committee shall not be eligible for Awards under this Plan.



3.     ADMINISTRATION  OF  THE  PLAN.

     3.1. The Plan shall be administered either by either the full Board of Directors or by a committee (either the full Board or the committee is referred to hereinafter as the "Committee") composed of at least two non-employee directors, each of whom shall be a disinterested person, as defined by Rule 16b-3(c)(2)(i) under the Exchange Act, which Committee shall be appointed by and serve at the pleasure of the Board. Within the limits of the express provisions of the Plan, the Committee shall have the authority to determine, in its absolute discretion, (i) the individuals to whom, and the time or times at which Awards shall be granted, (ii) whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder, (iii) the number of Shares to be covered by each Award granted hereunder, (iv) subject to Sections 4.7 and 6.3(G), the terms and conditions of any Award granted hereunder including, but not limited to, the option price, any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary), and any vesting, acceleration, forfeiture or waiver regarding any Award and the shares of Common Stock relating thereto, (v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to, Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable
--------   -------
with respect to Qualified Performance-Based Awards or waive or alter the Performance Goals associated therewith or cause such Restricted Stock to vest earlier than permitted by Section 6.3(G); (vi) to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and (vii) under what circumstances an Award may be settled in cash or Common Stock under Sections 6.3(B) and 10.2, provided, however, that the
                                                     --------  -------
Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A. In making such determinations, the Committee may take into account such factors as the Committee, in its absolute discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option instruments or agreements (which need not be identical) and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 3.1 shall be conclusive. Any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee.

     3.2. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the By-laws of the Company, any agreement or vote of stockholders or disinterested directors or otherwise.

4.     STOCK  OPTIONS.

     Stock Options may be granted alone or in addition to other Awards. Stock Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options. Any Stock Option granted hereunder shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     4.1. Stock Option Exercise Price. Subject to adjustments in accordance with Sections 7 and 8, the exercise price of each Stock Option granted under the Plan shall be set forth in the applicable Option Agreement, but in no event shall such price be less than the Fair Market Value of the Shares subject to the Stock Option on the date the Stock Option is granted. The exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value per share of the Common Stock at the time the Stock Option is granted, nor less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to an individual who, at the time the option is granted, is a 10% Holder. The Fair Market Value of the Shares shall be determined in good faith by the Committee, with the approval of the Board, in accordance with the Plan and in accordance with the requirements of Code Sections 409A and 422.

     4.2. Maximum Stock Option Grant. With respect to Stock Options which are intended to qualify as Incentive Stock Options, the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options granted to any participant (whether under this Plan or under any other stock option plan of the Company or its Subsidiaries) become exercisable for the first time in any calendar year may not exceed $100,000. The number of Shares for which any participant, in any calendar year, may be granted Stock Options under the Plan not treated as Incentive Stock Options shall be limited to not more than 100,000. Notwithstanding the forgoing, nothing contained in the Plan shall be construed to prohibit the grant of Stock Options under the Plan to an Eligible Person by reason of his or her holding Stock Options to purchase shares of Common Stock or any other securities of the Company granted otherwise than under the Plan.

4.3.     Exercise  of  Stock  Options.

     4.3.1. Subject to the provisions in this Section 4.3 and in Section 9, Stock Options may be exercised in whole or in part. The Committee, in its absolute discretion, shall determine the time or times at which any Stock Option granted under the Plan may be exercised; provided, however, that each Stock
Option:

          (A) shall be exercisable by a participant only if such participant was an Eligible Person (and in the case of an Incentive Stock Option, was an employee or salaried officer of the Company or any of its Subsidiaries) at all times beginning from the date of the grant of the Incentive Stock Option to a date not more than three months (except as otherwise provided in Section 8) before exercise of such Stock Option;

          (B) may not be exercised prior to the expiration of at least one year from the date of grant except in the case of the death or disability of the participant or otherwise with the approval of the Committee or the Board of Directors or, if the option agreement evidencing such Stock Option so provides, upon a "Change of Control" as defined below.

          (C) shall expire no later than the expiration of ten years (five years in the case of an Incentive Stock Option granted to a 10% Holder) from the date of its grant; and

          (D) shall not be exercisable by a participant until such participant executes and delivers a written representation to the effect that he or she is acquiring the Common Stock for investment and not with the intent of distributing the same (unless such Common Stock shall be appropriately registered under the Securities Act of 1933, as amended, or exempt from registration thereunder).

     A  "Change  of  Control"  as used in this Section 4.3 shall mean any of the
         -------------------
following:

          (i) any consolidation, merger or sale of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's stock would be converted into cash, securities or other property; or

          (ii) the stockholders of the Company approve an agreement for the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

          (iii) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

          (iv) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act of an aggregate of 25% or more of the voting power of the Company's outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board of Directors prior to the consummation thereof); or

          (v) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7.

As a condition of the grant of a Stock Option, the Committee, in its absolute discretion, may require an Eligible Person to enter into an employment agreement with the Company or any Subsidiary or affiliate of the Company covering a period of at least one year following the grant, and if the grant specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the participant of his or her Stock Option (provided, however, that such compliance may be waived by the Committee in its absolute discretion).

     4.3.2. Stock Options granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal offices (to the attention of the Secretary) of written notice of the number of Shares with respect to which the Stock Option is being exercised, accompanied by payment in full of the Stock Option exercise price of such Shares. The exercise price shall be payable in cash by a certified or bank check or such other instrument as the Company may accept; provided, however, that in lieu of payment in cash, a
                       --------   -------
participant may, with the approval of the Company's Board and on the recommendation of the Committee, pay for all or part of the Shares to be purchased upon exercise of his or her Stock Option by:

          (A) tendering to the Company shares of the Company's Common Stock owned by such participant and having a Fair Market Value (as determined pursuant to Section 4.1) equal to the exercise price (or the balance thereof) applicable to such participant's Stock Option; or

          (B) make available any exercise and sell (or cashless exercise) program which the Company has established with a broker-dealer.

     4.3.3. The holder of an option shall have none of the rights of a stockholder with respect to the Shares covered by his or her option until such Shares shall be issued to him or her upon the exercise of his or her option.

     4.4. Termination of Service. In the event that the service of an individual to whom a Stock Option has been granted under the Plan shall terminate (otherwise than by reason of his or her death or total disability, or for cause), such option may be exercised (if and to the extent that such individual was entitled to do so at the date of termination of his or her service) at any time within three months after such termination and in no event after the expiration of the term of the option. No option granted under the Plan may be exercised by a participant following termination of such participant's employment for cause. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If the service of an individual to whom a Stock Option has been granted under the Plan shall be suspended pending an investigation of whether or not the individual shall be terminated for cause, all of the individuals rights under any option granted hereunder likewise shall be suspended during the period of investigation.

     4.5. Death or Total Disability of a Stock Option Holder. In the event of the death or total disability of an individual to whom a Stock Option has been granted under the Plan (i) while serving as an Eligible Person; or (ii) within three months after the termination of such service, otherwise than for cause, such option may be exercised (if and to the extent that the deceased individual was entitled to do so at the date of his or her death or total disability) by a legatee or legatees of such participant under such individual's last will and testament or by his or her personal representatives or distributees, at any time within twelve months after his or her death or total
                            -------------
disability,  but  in  no  event  after the expiration of the term of the option.

     As used in this Plan, the term "total disability" refers to a mental or physical impairment of the individual which has lasted or is expected to last for a continuous period of twelve months or more and which causes the individual to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Committee.

     4.6. Non-transferability of Stock Options. A Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the employee only by him or his guardian or legal representative. Notwithstanding the foregoing, the Committee shall have discretionary authority to grant Stock Options which will be transferable to members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. A transferred option would be subject to all of the same terms and conditions as if such option had not been transferred. Upon any attempt to transfer a Stock Option granted under this Plan otherwise than as permitted hereunder, or upon the levy of attachment or similar process upon such option, such option shall automatically become null and void and of no further force and effect.

     4.7. Evidence of Stock Option Grant. Each option granted pursuant to the Plan shall be evidenced by an agreement (the "Option Agreement") which shall clearly identify the status of the Stock Options granted thereunder (i.e, whether an Incentive Stock Option or Non-Qualified Stock Option). The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

     4.8. Deferral of Stock Option Shares. The Committee may from time to time establish procedures pursuant to which a participant may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Sections 4.3.1 and 4.3.2. above, a participant who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the participant with respect thereto, except to the extent otherwise determined by the Committee. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of shares of Common Stock or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of additional tax under Code Section 409A(a)(1)(B).


5.     STOCK  APPRECIATION  RIGHTS

     5.1. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.
     A Stock Appreciation Right may be exercised by a participant in accordance with Section 5.2 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the participant shall be entitled to receive an amount determined in the manner prescribed in Section 5.2. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     5.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (A) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

          (B) Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (C) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 4.6.
          (D) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

6.      RESTRICTED  STOCK

     6.1. Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Person, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6.3.
6.2. Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Eligible Person and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Orbit International Corp. 2006 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.
6.3. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

          (A) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a
               --------  -------
Qualified Performance-Based Award, the applicable Performance Goals have been satisfied and further, provided, however, that the Committee shall not have such
              -------  --------  -------
power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.


                  (B) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.3(F), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, however, that the foregoing shall not
                                --------   -------
prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.

                  (C) Except as provided in this Section 6.3(C) and Sections 6.3(A) and 6.3(B) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If so determined by the Committee in the applicable Restricted Stock Agreement, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.
(D) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Sections 6.3(A), 6.3(B), 6.3(E) or 8.1(D), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.
(E) Except to the extent otherwise provided in Section 8.1(D), in the event that a participant retires or such participant's employment is involuntarily terminated, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

          (F) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

                (G) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

                 (H) Notwithstanding the foregoing, but subject to the provisions of Section 8 hereof, no Award in the form of Restricted Stock, the vesting of which is conditioned only upon the continued service of the participant, shall vest earlier than the first, second and third anniversaries of the date of grant thereof, on each of which dates a maximum of one-third of the shares of Common Stock subject to the Award may vest, and no award in the form of Restricted Stock, the vesting of which is conditioned upon the attainment of a specified Performance Goal or Goals, shall vest earlier than the first anniversary of the date of grant thereof.

7.     ADJUSTMENTS  UPON  CHANGE  IN  CAPITALIZATION.

     In the event of changes in the outstanding shares of Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares available under the Plan, the number and class of Shares or the amount of cash or other assets or securities available upon the exercise of any Award granted hereunder and the number of Shares to be issued pursuant to an Award shall be correspondingly adjusted, to the end that the participant's proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which Shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to "Common Stock" from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares or securities issuable upon the exercise or payment of Awards granted pursuant hereto.

8.     MATERIAL  TRANSACTION,  LIQUIDATION  OR  DISSOLUTION  OF  THE  COMPANY.

     8.1. In the event of a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a "Material Transaction"), unless otherwise provided in the Option Agreement, the Committee shall:

          (A) provide for the assumption of outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing corporation, or a parent or Subsidiary thereof, with appropriate adjustments as to the number, kind and prices of Shares subject to such Awards, as determined in good faith by the Board in its sole discretion, or

          (B) provide that the vesting of each outstanding Stock Option and Stock Appreciation Right shall automatically be accelerated so that 100% of the unvested Shares covered by such Award shall be fully vested upon the consummation of the Material Transaction, and

               (i) provide notice to Participants that all outstanding Stock Options must be exercised on or before a specified date (which date shall be at least five days from the date of notice), after which the Stock Options and Stock Appreciation Rights shall terminate; or

               (ii) terminate each outstanding Stock Option and Stock Appreciation Right in its entirety and exchange such Award for a payment of cash, securities and/or property equal to the Fair Market Value of the Common Stock into which such Award convertible, less the exercise price for such Award.

          (C) provide that the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable, and

          (D) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

     Notwithstanding the foregoing, for purposes of Sections 8.1(A), 8.1(B), 8.1(C) and 8.1(D), the Committee shall not have any of the foregoing powers to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

     8.2. In the event of the dissolution or liquidation the Company, whether voluntary or otherwise, that is not a Material Transaction, all outstanding unexercised Stock Options and Stock Appreciation Rights must be exercised, if at all, within the ninety day period commencing on the date specified in Section 8.3 below. All such Awards which become exercisable during the ninety day period commencing on the date specified in Section 8.3 below, shall terminate at the end of such ninety day period to the extent not exercised prior thereto.

     8.3. The date specified in this Section 8.3 is the date of the earliest to occur of the following events:

          (i) the entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;

          (ii) adoption by the stockholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or

          (iii) adoption by the stockholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company. Notwithstanding anything herein to the contrary, in no event may any option granted hereunder be exercised after the expiration of the term of such option.

9.     FURTHER  CONDITIONS.

     Each Award granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its absolute discretion, that it is necessary or desirable as a condition of, or in connection with the grant and/or issuance of Award or the exercise thereof, to effect or obtain, as the case may be:

           (i) the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law;

          (ii)     the  consent  or  approval  of  any  governmental  body;

          (iii) any investment representation or agreement by the individual desiring to be issued or to exercise an Award granted under the Plan; or

          (iv)     an  opinion  of  counsel  for  the  Company,

then, no Award may be issued or exercised, as the case may be, in whole or in part unless such listing, registration, qualification, consent, approval, investment or representation agreement or opinion shall have been effected or obtained, as the case may be, free of any condition not acceptable to the Board or the Committee.

10.     EXCHANGE  AND  BUYOUT  OF  AWARDS.

     10.1. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

     10.2. The Committee may, at any time or from time to time, authorize the Company to buy from a participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the participant may agree.

11.     TERMINATION,  MODIFICATION  AND  AMENDMENT.

     11.1 The Plan (but not Awards previously granted under the Plan) shall terminate on, and no Awards shall be granted after, the tenth anniversary of its adoption by the Board; provided that the Board may at any time terminate the Plan prior thereto upon the adoption of a resolution of the Board.

     11.2 The Board shall have complete power and authority to modify or amend the Plan in whole or in part and from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the Company's jurisdiction of incorporation or by the written consent of stockholders owning stock representing a majority of the votes of the Company's outstanding stock entitled to vote:

           (i) increase the number of Shares available for the grant of Awards under Section 1 of the Plan (except as provided in Section 7);

          (ii) extend the term of the Plan or the period during which Awards may be granted or exercised;

          (iii) reduce the Stock Option price, in the case of Incentive Stock Options below 100% (110% in the case of an Incentive Stock Option granted to a 10% Holder) of the Fair Market Value of the Shares issuable upon exercise of Stock Options at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof;

          (iv) alter the maximum number of Shares available for the grant of Awards in the form of Incentive Stock Options and Restricted Stock;

          (v) materially increase the benefits accruing to participants under the Plan;

          (vi) modify the requirements as to eligibility for participation in the Plan;

          (vii) modify the nature of the Awards which may be granted under the Plan;

          (viii) with respect to Stock Options which are Incentive Stock Options, amend the Plan in any respect which would cause such Stock Options to no longer qualify for Incentive Stock Option treatment pursuant to the Code; and

          (ix) alter the provisions set forth in Section 6.3(H) with respect to minimum vesting schedules relating to Awards in the form of Restricted Stock.

No termination or amendment of the Plan shall, without the consent of the individual participant, shall adversely affect the rights of such participant under an Award theretofore granted to him or her.

12.     TAXES.

     The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan. The Company may further require notification from the participants upon any disposition of Common Stock acquired pursuant to the Awards granted hereunder.

13.     EFFECTIVENESS  OF  THE  PLAN.

     The Plan shall become effective immediately upon its approval and adoption by the Board, subject to approval by a majority of the votes of the outstanding shares of capital stock of the stockholders of the Company cast at any duly called annual or special meeting of the Company's stockholders held within one year from the date of Board adoption and approval.


14.     DESIGNATION  OF  BENEFICIARY  BY  PARTICIPANT.

     A participant may designate one or more beneficiaries to receive any rights and payments to which such participant may be entitled in respect of any option granted under the Plan in the event of such participant's death. Such designation shall be on a written form acceptable to and filed with the Committee. The Committee shall have the right to review and approve beneficiary designations. A participant may change the participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee. If no designated beneficiary survives the participant and is living on the date on which any right or amount becomes payable to such participant's beneficiary(ies), such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Committee, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

15.     CERTIFICATES.

     All Shares delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall have the appropriately legend.

16.     SECURITIES  LAW  AND  OTHER  REGULATORY  COMPLIANCE.


     16.1. The issuance of Awards under the Plan will not be effective unless such issuance is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of issuance/grant and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

     (i) obtaining any approvals from governmental agencies that the Committee determines are necessary or advisable; and/or

     (ii) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Committee determines to be necessary or advisable.



     16.2. The Company will be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.     NO  OBLIGATION  TO  EMPLOY.

     The Plan shall not constitute a contract of employment and nothing in this Plan shall confer or be deemed to confer on any participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or affiliate of the Company or limit in any way the right of the Company or any Subsidiary or affiliate of the Company to terminate the participant's employment or other relationship at any time, with or without cause.


18.     NON-EXCLUSIVITY  OF  THE  PLAN.

     Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

19.     MISCELLANEOUS  PROVISIONS.


     19.1. No employee or other person shall have any claim or right to be granted an option under the Plan under any contract, agreement or otherwise. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Eligible Persons under the Plan, whether or not such Eligible Persons are similarly situated.

     19.2 No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any option granted under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     19.3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

     19.4. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding the grant of Stock Options hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

     19.5. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Awards granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York.







     ORBIT  INTERNATIONAL  CORP.
     ANNUAL  MEETING  OF  STOCKHOLDERS  -  JUNE  23,  2006
     THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder in Orbit International Corp. ("Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Friday, June 23, 2006, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR PROPOSALS 2 AND 3.


     (Continued  and  to  be  signed  and  dated  on  the  other  side)

     Please  mark
your  votes
as  this
example


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  1

1.     Election  of  Directors               FOR  All nominees          WITHHOLD
AUTHORITY
     listed  (except  as  marked     to  vote  for  all
to  the  contrary,  see          nominees  listed
instruction  below)          at  left


     Dennis  Sunshine,  Bruce  Reissman,
Mitchell  Binder,  Arthur  Rhein,
Bernard  Karcinell,  Lee  Feinberg
and  H.  William  Coogan,  Jr.


     INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
NOMINEE,  DRAW  A  LINE  THROUGH  THE  NAME  OF  THE  NOMINEE  ABOVE.

     THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  2.
2.     Proposal  to  approve  the  2006
     Employee  Stock  Incentive  Plan          For
Against          Abstain





THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  3

3.     Proposal  to  ratify  Goldstein  Golub
     Kessler  LLP
as  independent  auditors.                        For
Against          Abstain





4. The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or  adjournment  thereof.


Dated     ,  2005

Signature(s)

Signature(s)

Please sign exactly as your name appears on the stock certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.